UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-00749

STONEBRIDGE FUNDS TRUST
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Richard C. Barrett, President Stonebridge Funds Trust 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-639-3935

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2007 - October 31, 2008

Item 1.  Reports to Stockholders.

ANNUAL REPORT

For The Year Ended
OCTOBER 31, 2008

LETTER TO SHAREHOLDERS

November 25, 2008

OVERVIEW

As we mentioned in last year’s annual report, market dynamics can and have changed quite rapidly, especially when one looks back over the last twelve months. During the past fiscal year, the equity markets have gone from reaching all-time highs to succumbing to a massive bear market of unparalleled severity with nothing spared.

The pervasive lack of transparency and valuation of the balance sheets of financial service companies increasingly froze the movement of capital between market participants as 2008 progressed. As we headed into late September, it was as if someone had applied a tourniquet to the free flow of capital. No one lent, capital was scarce and companies shifted into survival mode. In such an investment environment, there was an immense flight to quality and avoidance of anything risky. As such, the only asset class to perform well was United States Government Bonds. All other investment vehicles were decimated relative to their perceived levels of risk.

In such an environment where safety is overpriced and equities (risk) are vastly underpriced, we are the most excited we have ever been with regards to the opportunity for growth in the portfolio. We have patiently waited for such an opportunity to reposition the portfolio for future growth and have recently done so. We have minimized our exposure to the consumer sector, believing that it will take a long time for the consumer to regain his or her footing. Further, we have minimized our exposure to financial companies as they too will require time to repair their balance sheets.

Instead, we are focused on those companies that can deliver growth in a tough macroeconomic environment. In particular, we prefer companies that operate businesses that are likely to see continued growth because of the inherent growth in demand. For example, the expansion of the middle class in India and China. As such, the majority of our investments are in the healthcare, technology, industrial and energy sectors.

Stonebridge Small-Cap Growth Fund

For the fiscal year of 2008, the Stonebridge Small-Cap Growth Fund returned -49.43% versus the Russell 2000 Growth Index return of -37.87%.

Our heavy exposure to healthcare and technology companies drove the performance of the fund during the year. Collectively, we were more than 15% over-weighted in those two sectors relative to the Russell 2000 Growth Index. And, we continued to add healthcare and technology investments to the Fund’s portfolio as these sectors traded lower in September and October. These actions detracted from our performance in the short-term. In addition, the portfolio moved from a substantial underweight position in the industrial and energy sectors in June to a combined overweight position. These sectors were decimated during the market rout due to the plunge in commodity prices, but have compelling medium and long-term opportunities and so we increased our exposure.

SMALL-CAP GROWTH FUND SECTOR ALLOCATION
AS A PERCENT OF NET ASSETS

as of October 31, 2008*

* These allocations may not reflect the current or future position of the portfolio.

CHANGE IN VALUE OF A $10,000 INVESTMENT IN STONEBRIDGE SMALL-CAP GROWTH FUND VS. THE RUSSELL 2000 GROWTH INDEX WITH INCOME

from November 1, 1998 to October 31, 2008

FINAL PORTFOLIO VALUES as of October 31, 2008

Stonebridge Small-Cap Growth Fund	$14,413
Russell 2000 Growth Index	$11,750

AVERAGE ANNUAL TOTAL RETURN for the Periods Ended October 31, 2008

	1 Year	5 Years	10 Years
Stonebridge Small-Cap Growth Fund	-49.43%	-2.50%	3.72%
Russell 2000 Growth Index	-37.87%	-0.13%	1.63%
Expense Ratio	3.47%

Average annual total returns reflect reinvestment of all dividends and capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would be lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain the most recent month-end performance, please call the Funds’ toll-free number at 1-800-639-3935.

STONEBRIDGE INSTITUTIONAL SMALL-CAP GROWTH FUND

For the fiscal year 2008 the fund’s performance was -49.06 versus the Russell 2000 Growth Index return of -37.87%.

Performance during the period from October 31, 2007 to October 31, 2008 can be attributed to the same market factors and investment strategies as described for the Stonebridge Small-Cap Growth Fund.

Looking ahead to the 2009 fiscal year, we believe the portfolio is well-positioned in five key areas. In healthcare, our investments reflect our belief that there will likely be changes in U.S. healthcare policy, such as some form of universal healthcare coverage. In energy, we have positioned the portfolio to take advantage of the anticipated resurgence in prices for fossil fuels as well as the growing importance of alternative energy. In technology, we remain excited about our software investments and potential of these companies to drive productivity for their customer base. In the industrial sector, we are positioned for the continuing growth of the middle class in developing countries such as India and China. Finally, we continue to deemphasize consumer-related investments as well as investments in financial service companies.

INSTITUTIONAL SMALL-CAP GROWTH FUND SECTOR

ALLOCATION AS A PERCENT OF NET ASSETS

as of October 31, 2008*

* These allocations may not reflect the current or future position of the portfolio.

CHANGE IN VALUE OF A $10,000 INVESTMENT IN STONEBRIDGE
INSTITUTIONAL SMALL-CAP GROWTH FUND VS. THE RUSSELL 2000
GROWTH INDEX WITH INCOME from November 1, 1998 to October 31, 2008

FINAL PORTFOLIO VALUES as of October 31, 2008

Stonebridge Institutional Small-Cap Growth Fund	$6,277
Russell 2000 Growth Index	$11,750

AVERAGE ANNUAL TOTAL RETURN for the Periods Ended October 31, 2008

	1 Year	5 Years	10 Years
Stonebridge Institutional Small-Cap Growth Fund	-49.06%	-5.59%	-4.55%
Russell 2000 Growth Index	-37.87%	-0.13%	1.63%
Expense Ratio	2.72%

Average annual total returns reflect reinvestment of all dividends and capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would be lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain the most recent month-end performance, please call the Funds’ toll-free number at 1-800-639-3935.

Conclusion

Over the last three months, we have striven to take advantage of the unprecedented levels of market volatility by positioning the portfolio for growth in what could be a tough overall economic environment. We are heavily weighted in healthcare, technology, industrials and energy, and believe the potential growth rate of these sectors should be strong. As mentioned earlier, equities are being vastly underpriced so we are extremely excited about the potential returns of the Funds’ portfolios given the valuations of these companies relative to their superior growth prospects.

Thank you for your investment in the Stonebridge Funds. Should you have any questions or concerns, please call a Shareholder Services Representative at 1-800-639-3935.

Sincerely,

Richard C. Barrett, CFA†

Matthew W. Markatos, CFA†

Portfolio Managers

† Chartered Financial Analyst - CFA: the CFA is a trademark of the CFA Institute.

DEFINITION OF INDICES

The Russell 2000 Growth Index (Russell 2000 G) is an unmanaged index, that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies in terms of market capitalization. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

Stonebridge Funds Trust

Los Angeles, California

We have audited the accompanying statements of assets and liabilities of Stone-bridge Institutional Small-Cap Growth Fund (formerly the Stonebridge Small-Cap Growth Institutional Fund) and Stonebridge Small-Cap Growth Fund, each a series of shares of Stonebridge Funds Trust (the “Trust”), including the statements of investments, as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of its internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate audit procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of Stonebridge Institutional Small-Cap Growth Fund and Stonebridge Small-Cap Growth Fund as of October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 19, 2008

STATEMENT OF INVESTMENTS
INSTITUTIONAL SMALL-CAP GROWTH FUND(1)	October 31, 2008

	Shares	Market Value
COMMON STOCKS (100.19%)
CONSUMER DISCRETIONARY - (5.53%)
Casinos & Gaming (2.19%)
Shuffle Master, Inc.**	60,000	$231,600

Hotel, Resort & Cruise (1.46%)
Morgans Hotel Group Co.**	32,500	154,700

Publishing (1.88%)
Martha Stewart Living Omnimedia, Inc.**	38,000	198,740

TOTAL CONSUMER DISCRETIONARY		585,040

CONSUMER STAPLES - (4.26%)
Packaged Foods (4.26%)
Smart Balance, Inc.**	63,000	451,080

TOTAL CONSUMER STAPLES		451,080

ENERGY - (12.23%)
Oil & Gas - Drilling (3.28%)
Bronco Drilling Co., Inc**	45,000	347,400

Oil & Gas Equipment & Services (5.95%)
Dawson Geophysical Co.**	13,500	331,155
Superior Energy Services, Inc.**	14,000	298,480
		629,635
Oil & Gas Exploration & Production (3.00%)
Ivanhoe Energy, Inc.**	300,000	318,000

TOTAL ENERGY		1,295,035

FINANCIALS - (3.76%)
Regional Banks (3.76%)
Boston Private Financial Holdings, Inc.	45,000	397,800

TOTAL FINANCIALS		397,800

HEALTHCARE - (30.12%)
Biotechnology (2.36%)
Vical, Inc.**	152,000	249,280

Healthcare - Distributors (3.00%)
PSS World Medical, Inc.**	17,500	317,450

	Shares	Market Value
Healthcare Equipment (9.48%)
Cynosure, Inc.**	23,500	$205,860
Given Imaging Ltd.**	48,500	446,200
Kinetic Concepts, Inc.**	14,500	351,045
		1,003,105

Healthcare Technology (8.07%)
athenahealth, Inc.**	17,000	520,200
Eclipsys Corp.**	22,500	334,125
		854,325

Life Sciences Tools (7.21%)
Charles River Laboratories International, Inc.**	10,500	376,215
Varian, Inc.**	10,500	386,925
		763,140

TOTAL HEALTHCARE		3,187,300

INDUSTRIALS - (16.72%)
Aerospace & Defense (3.05%)
Dynamic Materials Corp.	17,000	323,000

Electrical Components (5.28%)
American Superconductor Corp.**	24,750	309,623
Power-One, Inc. **	224,000	248,640
		558,263
Machinery Construction & Farming (2.40%)
Titan International, Inc.	22,000	254,320

Machinery Industrial (5.99%)
American Science & Engineering, Inc.	5,000	314,500
Barnes Group, Inc.	22,000	319,220
		633,720

TOTAL INDUSTRIALS		1,769,303

TECHNOLOGY - (27.57%)
Application Software (10.57%)
Kenexa Corp.**	21,500	191,565
Nuance Communications, Inc.**	37,500	343,125
Web.com Group, Inc.**	119,000	584,290
		1,118,980
Communications Equipment (3.36%)
EZchip Semiconductor Ltd.**	34,000	355,300

	Shares	Market Value
Electronic Manufacturing Services (3.66%)
Jabil Circuit, Inc.	46,000	$386,860

Home Entertainment Software (2.99%)
THQ, Inc.**	42,500	316,625

Semiconductor Equipment (2.34%)
Veeco Instruments, Inc.**	32,000	247,680

Services - Data processing (4.65%)
NeuStar, Inc.**	25,000	492,500

TOTAL TECHNOLOGY		2,917,945

TOTAL COMMON STOCKS (Cost $17,343,710)		10,603,503

MUTUAL FUNDS (0.22%)
Fifth Third U.S. Treasury Money Market Fund(2) (1.07% 7 day yield)	22,901	22,901

TOTAL MUTUAL FUNDS (Cost $22,901)		22,901

TOTAL INVESTMENTS (100.41%) (Cost $17,366,611)		$10,626,404

LIABLITIES IN EXCESS OF OTHER ASSETS (-0.41%)		(42,992)

NET ASSETS (100.00%)		$10,583,412

**	Non-Income Producing Security.

(1)	Formerly named Stonebridge Small–Cap Growth–Institutional Fund.

(2)	Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

STATEMENT OF INVESTMENTS
SMALL-CAP GROWTH FUND	October 31, 2008

		Market
	Shares	Value
COMMON STOCKS (100.19%)
CONSUMER DISCRETIONARY - (5.63%)
Casinos & Gaming (2.13%)
Shuffle Master, Inc.**	26,000	$100,360

Hotel, Resort & Cruise (1.61%)
Morgans Hotel Group Co.**	16,000	76,160

Publishing (1.89%)
Martha Stewart Living Omnimedia, Inc.**	17,000	88,910

TOTAL CONSUMER DISCRETIONARY		265,430

CONSUMER STAPLES - (4.40%)
Packaged Foods (4.40%)
Smart Balance, Inc.**	29,000	207,640

TOTAL CONSUMER STAPLES		207,640

ENERGY - (13.12%)
Oil & Gas - Drilling (3.36%)
Bronco Drilling Co., Inc**	20,500	158,260

Oil & Gas Equipment & Services (6.61%)
Dawson Geophysical Co.**	6,200	152,086
Superior Energy Services, Inc.**	7,500	159,900
		311,986
Oil & Gas Exploration & production (3.15%)
Ivanhoe Energy, Inc.**	140,000	148,400

TOTAL ENERGY		618,646

FINANCIALS - (3.37%)
Regional Banks (3.37%)
Boston Private Financial Holdings, Inc.	18,000	159,120

TOTAL FINANCIALS		159,120

HEALTHCARE - (30.05%)
Biotechnology (2.57%)
Vical, Inc.**	74,000	121,360

Healthcare - Distributors (2.69%)
PSS World Medical, Inc.**	7,000	126,980

		Market
	Shares	Value
Healthcare Equipment (9.73%)
Cynosure, Inc.**	10,800	$94,608
Given Imaging Ltd. **	22,500	206,999
Kinetic Concepts, Inc.**	6,500	157,365
		458,972
Healthcare Technology (8.32%)
athenahealth, Inc.**	7,850	240,210
Eclipsys Corp.**	10,250	152,213
		392,423
Life Sciences Tools (6.74%)
Charles River Laboratories International, Inc.**	4,500	161,235
Varian, Inc.**	4,250	156,613
		317,848
TOTAL HEALTHCARE		1,417,583

INDUSTRIALS - (16.69%)
Aerospace & Defense (3.02%)
Dynamic Materials Corp.	7,500	142,500

Electrical Components (5.34%)
American Superconductor Corp.**	11,300	141,363
Power-One, Inc.**	99,500	110,445
		251,808
Machinery Construction & Farming (2.89%)
Titan International, Inc.	11,800	136,408

Machinery Industrial (5.44%)
American Science & Engineering, Inc.	2,000	125,800
Barnes Group, Inc.	9,000	130,590
		256,390
TOTAL INDUSTRIALS		787,106

TECHNOLOGY - (26.93%)
Application Software (10.47%)
Kenexa Corp.**	9,500	84,645
Nuance Communications, Inc.**	16,000	146,400
Web.com Group, Inc.**	53,500	262,685
		493,730
Communications Equipment (3.32%)
EZchip Semiconductor Ltd.**	15,000	156,750

		Market
	Shares	Value
Electronic Manufacturing Services (3.65%)
Jabil Circuit, Inc.	20,500	$172,405

Home Entertainment Software (2.84%)
THQ, Inc.**	18,000	134,100

Semiconductor Equipment (2.26%)
Veeco Instruments, Inc.**	13,750	106,425

Services - Data Processing (4.39%)
NeuStar, Inc.**	10,500	206,850

TOTAL TECHNOLOGY		1,270,260

TOTAL COMMON STOCKS
(Cost $7,207,387)		4,725,785

MUTUAL FUNDS (0.69%)
Fifth Third U.S. Treasury Money Market Fund(1) (1.07% 7 day yield)	32,825	32,825

TOTAL MUTUAL FUNDS
(Cost $32,825)		32,825

TOTAL INVESTMENTS (100.88%)
(Cost $7,240,212)		$4,758,610

LIABLITIES IN EXCESS OF OTHER ASSETS (-0.88%)		(41,739)
NET ASSETS (100.00%)		$4,716,871

**	Non-Income Producing Security.

(1)	Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2008

	Institutional Small-Cap	Small-Cap
	Growth Fund(1)	Growth Fund
ASSETS:
Investments, at value (Cost-see below)	$10,626,404	$4,758,610
Dividends and interest receivable	524	262
Receivable for fund shares subscribed	200	2,500
Prepaid and other assets	28,985	12,156

TOTAL ASSETS	10,656,113	4,773,528

LIABILITIES:
Payable for investments purchased	—	13,958
Accrued investment advisory fee	6,808	2,839
Accrued administration fee	4,557	4,642
Accrued trustee fee	60	23
Accrued expenses	61,276	35,195

TOTAL LIABILITIES	72,701	56,657

NET ASSETS	$10,583,412	$4,716,871

COMPOSITION OF NET ASSETS:
Paid-in-capital	$18,472,922	$7,254,887
Accumulated net investment loss	—	—
Accumulated net realized loss on investments	(1,149,303)	(56,414)
Net unrealized depreciation in value of investments	(6,740,207)	(2,481,602)

NET ASSETS	$10,583,412	$4,716,871

NET ASSET VALUE PER SHARE:
Net Assets	$10,583,412	$4,716,871
Shares outstanding	1,979,282	895,523
Net asset value and redemption price per share	$5.35	$5.27

COST OF INVESTMENTS	$17,366,611	$7,240,212

(1)          Formerly named Stonebridge Small-Cap Growth Institutional Fund.

The accompanying notes to the financial statements are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2008

	Institutional Small-Cap	Small-Cap
	Growth Fund(1)	Growth Fund
INCOME:
Dividends	$67,341	$26,928
Interest	4,995	2,189

TOTAL INCOME	72,336	29,117

EXPENSES:
Investment advisory fees	126,132	50,670
Administration fees	54,000	54,000
Transfer agent fees	66,886	28,066
Fund accounting fees and expenses	42,049	25,886
Custodian fees	10,070	5,525
Legal fees	64,200	30,337
Printing fees	18,660	7,641
Registration fees	9,399	8,432
Audit fees	26,792	15,754
Trustee fees and expenses	27,171	11,383
Proxy voting fees	6,727	2,780
Insurance	26,002	10,790
Other	2,163	1,495
TOTAL EXPENSES	480,251	252,759

NET INVESTMENT LOSS	(407,915)	(223,642)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on investments	(1,149,303)	(56,414)
Unrealized appreciation/(depreciation) of investments
Beginning of year	2,144,402	1,502,273
End of year	(6,740,207)	(2,481,602)

Change in net unrealized depreciation of investments	(8,884,609)	(3,983,875)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(10,033,912)	(4,040,289)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,441,827)	$(4,263,931)

(1)          Formerly named Stonebridge Small-Cap Growth Institutional Fund.

The accompanying notes to the financial statements are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

INSTITUTIONAL SMALL-CAP GROWTH FUND(1)

	Year Ended	Year Ended
	October 31,	October 31,
	2008	2007
OPERATIONS:
Net investment loss	$(407,915)	$(346,643)
Net realized gain/(loss) on investments	(1,149,303)	6,242,880
Change in net unrealized depreciation of investments	(8,884,609)	(2,525,023)

INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,441,827)	3,371,214

DISTRIBUTIONS TO SHAREHOLDERS:
Capital Gains	(1,977,027)	—
Total distributions to shareholders	(1,977,027)	—

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
Net increase/(decrease) in net assets derived from beneficial interest transactions	668,783	(2,103,640)

NET INCREASE/(DECREASE) IN NET ASSETS	(11,750,071)	1,267,574

NET ASSETS:
Beginning of year	22,333,483	21,065,909

End of year *	$10,583,412	$22,333,483

*Includes accumulated net investment loss of:	—	—

(1)          Formerly named Stonebridge Small-Cap Growth Institutional Fund.

The accompanying notes to the financial statements are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

SMALL-CAP GROWTH FUND

	Year Ended	Year Ended
	October 31,	October 31,
	2008	2007
OPERATIONS:
Net investment loss	$(223,642)	$(204,312)
Net realized gain/(loss) on investments	(56,414)	1,930,488
Change in net unrealized depreciation of investments	(3,983,875)	(78,495)

INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,263,931)	1,647,681

DISTRIBUTIONS TO SHAREHOLDERS:
Capital Gains	(1,726,217)	(235,413)
Total distributions to shareholders	(1,726,217)	(235,413)

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
Net increase/(decrease) in net assets derived from beneficial interest transactions	1,798,946	(140,242)

NET INCREASE/(DECREASE) IN NET ASSETS	(4,191,202)	1,272,026

NET ASSETS:
Beginning of year	8,908,073	7,636,047

End of year *	$4,716,871	$8,908,073

*Includes accumulated net investment loss of:	—	—

The accompanying notes to the financial statements are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

INSTITUTIONAL SMALL-CAP GROWTH FUND(1)

Selected Data for Each Shares of Beneficial Interest Outstanding Throughout the Years Indicated:

	Years Ended October 31,
	2008	2007	2006	2005	2004
PER SHARE DATA
Net asset value, beginning year	$11.62	$9.94	$9.03	$8.57	$7.89

Income from Investment Operations:
Net investment loss	(0.21)	(0.18)	(0.06)	(0.03)	(0.06)
Net realized and unrealized gain/(loss) on investments	(5.02)	1.86	0.97	0.49	0.74
Total income/(loss) from investment operations	(5.23)	1.68	0.91	0.46	0.68

Distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain on investments	(1.04)	0.00	0.00	0.00	0.00
Total dividends and distributions to shareholders	(1.04)	0.00	0.00	0.00	0.00
Net asset value, end of year	$5.35	$11.62	$9.94	$9.03	$8.57
Total Return	(49.06)%	16.90%	10.08%	5.37%	8.62%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$10,583	$22,333	$21,066	$21,220	$21,892

Ratio of operating expenses to average net assets	2.86%	2.52%	2.63%	2.22%	2.09%
Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements	N/A	2.62%	2.73%	2.56%	2.34%
Ratio of net investment loss to average net assets	(2.43)%	(1.62)%	(0.61)%	(0.29)%	(0.72)%
Ratio of net investment loss to average net assets before fee waivers and subsidy reimbursements	N/A	(1.72)%	(0.71)%	(0.63)%	(0.97)%
Portfolio turnover rate(2)	145%	163%	67%	39%	64%

(1)	Formerly named Stonebridge Small-Cap Growth Institutional Fund.

(2)

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 2008 were $24,524,185 and $26,081,565, respectively.

The accompanying notes to the financial statements are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

SMALL-CAP GROWTH FUND

Selected Data for Each Shares of Beneficial Interest Outstanding Throughout the Years Indicated:

	Years Ended October 31,
	2008	2007	2006	2005	2004
PER SHARE DATA
Net asset value, beginning year	$13.17	$11.13	$11.42	$10.18	$9.12

Income from Investment Operations:
Net investment loss	(0.25)	(0.30)	(0.25)	(0.27)	(0.26)
Net realized and unrealized gain/(loss) on investments	(5.09)	2.69	1.60	1.51	1.32
Total income/(loss) from investment operations	(5.34)	2.39	1.35	1.24	1.06

Distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain on investments	(2.56)	(0.35)	(1.64)	0.00	0.00
Total dividends and distributions to shareholders	(2.56)	(0.35)	(1.64)	0.00	0.00
Net asset value, end of year	$5.27	$13.17	$11.13	$11.42	$10.18
Total Return	(49.43)%	21.94%	14.11%	12.18%	11.62%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$4,717	$8,908	$7,636	$7,219	$6,491
Ratio of operating expenses to average net assets	3.74%	3.14%	2.94%	2.90%	2.94%
Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements	N/A	3.55%	3.70%	3.68%	3.44%
Ratio of net investment loss to average net assets	(3.31)%	(2.46)%	(2.32)%	(2.39)%	(2.52)%
Ratio of net investment loss to average net assets before fee waivers and subsidy reimbursements	N/A	(2.87)%	(3.08)%	(2.39)%	(3.02)%
Portfolio turnover rate(1)	151%	90%	121%	116%	84%

(1)

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 2008 were $10,356,209 and $10,442,933, respectively.

The accompanying notes to the financial statements are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2008

1.  ORGANIZATION:

Organization and Nature of Operations — Stonebridge Funds Trust (“the Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company organized as a Delaware statutory trust by a Declaration of Trust dated July 31, 1998. The Trust, which became effective November 1, 1998, currently has two active investment portfolios, the Stonebridge Institutional Small-Cap Growth Fund (formerly the Stonebridge Small-Cap Growth - Institutional Fund) and the Stonebridge Small-Cap Growth Fund, each referred to as a “Series” or a “Fund” of the Trust. Stonebridge Institutional Small-Cap Growth Fund, also referred to as the Institutional Fund, and the Stonebridge Small-Cap Growth Fund, also referred to as the Small-Cap Fund, seek long-term growth of capital, with the production of short-term income as a secondary objective, through investing at least 80% of the Fund’s assets in companies with smaller market capitalizations (defined as companies with market capitalizations at the time of purchase in the range of $100 million to $3 billion) and generally investing in common stocks with a strong potential for superior earnings growth over the long-term.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates — The preparation of each Series’ financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Security Valuation — Investment securities listed or traded on a registered securities exchange are valued at the last sales price on the date of valuation. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities traded on the over-the-counter market for which no sales are reported are valued at the mean between the bid and asked price. Short-term debt securities having a remaining maturity of 60 days or less consist exclusively of U.S. Treasury and Agency Obligations and are stated at amortized cost which is approximately equivalent to value. Other securities for which quotations are not readily available are valued at fair value as determined in good faith by the Funds’ Fair Value Committee in accordance with the methods approved by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, if a security has not been traded for an extended period of time, or if a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates the Funds’ Net Asset Value, the Fair Value Committee will determine the security’s fair value. In making a determination of the value of the security, the Committee will consider factors such as the fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price, yield and extent of public or private trading in similar securities of the issuer or comparable companies, and other relevant factors.

NOTES TO FINANCIAL STATEMENTS (cont’d)

October 31, 2008

Federal Income Taxes — The Trust’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective November 1, 2007, the Funds adopted FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes,” which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will not be sustained upon examination. If applicable, penalties and tax-related interest expense are recorded as a component of income tax expense on the Statement of Operations. Management has concluded that the Funds have taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Funds file income tax returns in the U.S. federal jurisdiction and the State of California. The statute of limitations on the Funds’ federal tax return filings remains open for the years ended October 31, 2005 through October 31, 2008. The Funds’ California tax return filings also remain open for the years ended October 31, 2006 through October 31, 2008. To our knowledge, there are no federal or California income tax returns currently under examination.

New Accounting Pronouncements — In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management of the Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, the FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the potential impact, if any, the adoption of SFAS No. 161 will have on the Fund’s financial statements.

Allocation of Expense — Trust expenses which are not Series-specific are allocated to each Series based upon its relative proportion of net assets and/or open accounts to the Trust’s totals.

Other — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis, which is the same basis each Series uses for federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS (cont’d)

October 31, 2008

3.  FEDERAL INCOME TAXES AND DISTRIBUTIONS:

Unrealized Appreciation and Depreciation on Investments (Tax Basis):

The amount of net unrealized depreciation and the cost of investment securities for tax purposes, including short-term securities, at October 31, 2008 were as follows:

	Stonebridge	Stonebridge
	Institutional	Small-Cap
	Fund(1)	Fund
Gross appreciation (excess of value over tax cost)	$225,159	$157,186
Gross depreciation (excess of tax cost over value)	(6,975,244)	(2,644,270)
Net unrealized depreciation	(6,750,085)	(2,487,084)
Cost of investments for income tax purposes	$17,376,489	$7,245,694

(1) Formerly named Stonebridge Small-Cap Growth - Institutional Fund.

The difference between book-basis and tax-basis unrealized appreciation is due to wash losses.

Classifications of Distributions — Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Ordinary Income distributions may include dividends paid from short-term capital gains. Also, due to the timing of dividends made, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Series.

Distributions of net investment income, if any, are made annually. Distributions of net realized gains, if any, are declared at least once each year. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of the distributions paid during the year ended October 31, 2008 and the year ended October 31, 2007 was as follows:

	Stonebridge		Stonebridge
	Institutional Fund(1)		Small-Cap Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	Oct. 31, 2008	Oct. 31, 2007	Oct. 31, 2008	Oct. 31, 2007
Distributions paid from:
Ordinary Income	$0	$0	$0	$0
Short-Term Capital Gain	0	0	712,610	0
Long-Term Capital Gain	1,977,027	0	1,013,607	235,413
Total	$1,977,027	$0	$1,726,217	$235,413

NOTES TO FINANCIAL STATEMENTS (con’d)

October 31, 2008

Components of Net Assets (Tax Basis):

As of October 31, 2008, the components of net assets on a tax basis were:

	Stonebridge	Stonebridge
	Institutional Fund(1)	Small-Cap Fund
Undistributed Ordinary Income	$—	$0
Accumulated Net Realized Gain on Investments	$(1,139,425)	(50,932)
Net Unrealized Appreciation of Investments	(6,750,085)	(2,487,084)
Total	$(7,889,510)	$(2,538,016)

(1) Formerly named Stonebridge Small-Cap Growth - Institutional Fund.

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At October 31, 2008, each Series had available for federal income tax purposes unused capital loss carryovers as follows:

	Stonebridge	Stonebridge
Expiring	Institutional Fund(1)	Small-Cap Fund
2016	$(1,139,425)	$(50,932)

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States of America. Accordingly, for the period ended October 31, 2008, certain differences were reclassified. The amounts reclassified did not affect net assets. The reclassifications were as follows:

Stonebridge Institutional Fund(1)

		Accumulated	Paid in
	Undistributed net	Capital	Capital
	Investment Income	Gains/(losses)	(PIC)
Increase/(Decrease)	$407,915	(53)	$(407,862)
Included in the amounts reclassified was a net operating loss offset to PIC of:			$407,915

Stonebridge Small-Cap Fund

		Accumulated	Paid in
	Undistributed net	Capital	Capital
	Investment Income	Gains/(losses)	(PIC)
Increase/(Decrease)	$223,642	$41	$(233,683)
Included in the amounts reclassified was a net operating loss offset to accumulated net realized gain on investments of:			$223,642

NOTES TO FINANCIAL STATEMENTS (cont’d)

October 31, 2008

4.     SHARES OF BENEFICIAL INTEREST:

As of October 31, 2008, there were an unlimited number of shares of beneficial interest authorized for each Series. Transactions in shares of beneficial interest for the year ended October 31, 2008 and the year ended October 31, 2007, were as follows:

Stonebridge Institutional Small-Cap Growth Fund(1)

	For the Year Ended		For the Year Ended
	October 31, 2008		October 31, 2007
	Shares	Amount	Shares	Amount
Shares Sold	59,419	$428,279	38,105	$406,594
Share Issued in Reinvestment of Dividends	197,556	1,934,069	—	—
Total	256,975	2,362,348	38,105	406,594
Less Shares Redeemed	(199,690)	(1,693,565)	(235,969)	(2,510,234)
Net Increase/(Decrease)	57,285	$668,783	(197,864)	$(2,103,640)

(1) Formerly named Stonebridge Small-Cap Growth - Institutional Fund.

Stonebridge Small-Cap Growth Fund

	For the Year Ended		For the Year Ended
	October 31, 2008		October 31, 2007
	Shares	Amount	Shares	Amount
Shares Sold	97,078	$543,922	18,031	$210,443
Share Issued in Reinvestment of Dividends	176,027	1,709,222	21,173	235,413
Total	273,105	2,253,144	39,204	445,856
Less Shares Redeemed	(53,809)	(454,198)	(49,198)	(586,098)
Net Increase/(Decrease)	219,296	$1,798,946	(9,994)	$(140,242)

5.     TRANSACTIONS WITH AFFILIATES:

The Trust has entered into an advisory agreement with Stonebridge Capital Management, Inc. (the “Adviser”) with respect to each Series. The advisory agreements have been approved by the Trust’s Board of Trustees and shareholders. Pursuant to its advisory agreements with the Trust, the Adviser is entitled to investment advisory fees, computed daily and payable monthly, at annual rates of 0.75% and 0.75% of the average daily net assets of the Institutional Fund and the Small-Cap Fund, respectively.

NOTES TO FINANCIAL STATEMENTS (cont’d)

October 31, 2008

On November 2, 1998, the Trust entered into an administration agreement with ALPS Fund Services, Inc. (“ALPS”). The administration agreement provides that ALPS will receive a monthly administration fee equal to the annual rate of 0.10% of the average daily net assets in each Series up to $250,000,000 and 0.075% of the average daily net assets of each Series in excess of $250,000,000, and at all times ALPS’ fee will be no less than $6,250 per month per Series. Effective November 1, 2002, ALPS has agreed to waive fees to reduce the minimum fee to $4,500 per month per Series, which reduction will continue through October 31, 2009. The waived fees are not subject to recoupment.

ALPS Distributors, Inc. serves as the principal underwriter for shares of both the Stonebridge Institutional Fund and Stonebridge Small-Cap Fund and acts as each Fund’s distributor in a continuous public offering of each Fund’s shares.

ADDITIONAL INFORMATION

October 31, 2008

1.              SHAREHOLDER TAX INFORMATION (UNAUDITED):

Certain tax information regarding each Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2008. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2008.

2.     PROXY VOTING INFORMATION (UNAUDITED):

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ portfolio securities and information regarding proxies voted by the Funds during the most recent 12-month period ended June 30 are available without a charge, upon request, by contacting Stonebridge Funds at 1-800-639-3935 and on the Securities Exchange Commission’s (“SEC”) website at http://www.sec.gov.

3.     FUND HOLDINGS (UNAUDITED):

The complete schedules of Fund holdings at the end of the second and fourth quarters of each fiscal year are contained in the Funds’ semi-annual and annual shareholder reports, respectively. The Trust files complete schedules of Fund holdings with the SEC at the end of the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Trust’s Form N-Q filings are available without charge, upon request, by contacting Stonebridge Funds at 1-800-639-3935 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Trust’s Form N-Q filings at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

4.     OTHER (UNAUDITED):

Shareholders individually holding more than 5% of a Fund’s outstanding shares as of October 31, 2008, constituted 9.45% of the Stonebridge Institutional Small-Cap Growth Fund and 62.24% of the Stonebridge Small-Cap Growth Fund.

The Trust pays a quarterly retainer of $2,500 and $500 per meeting to each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (each, an “Independent Trustee”). The Independent Trustees are reimbursed for any out-of-pocket expenses relating to attendance at meetings.

5.              BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED):

The Board of Trustees of the Trust is comprised of five Trustees, four of whom are independent of the Adviser. During the six months ended October 31, 2008, the Board of Trustees of the Trust unanimously approved a one-year renewal of the Trust’s investment advisory agreements (together, the “Investment Advisory Agreements”) with the Adviser on behalf of each of the Small-Cap Fund and the Institutional Fund.

General Information — The following information summarizes the Board’s considerations associated with its review of the Investment Advisory Agreements. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. Each Investment Advisory Agreement was considered separately for each respective Fund, although the Board took into account the common interests of both Funds in its review. As described below, the Board considered the nature, quality and extent of the various services provided to the Funds by the Adviser as well as the levels of the Funds’ advisory fees and other expenses. In considering these matters, the Board discussed the renewal of the Investment Advisory Agreements with management and the independent Trustees met in private sessions with counsel at which no representatives of the Adviser were present.

The Board reviewed materials regarding the investment results of the Funds, advisory fee and expense comparisons, financial and profitability information with respect to the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel of the Adviser providing services to the Funds. In deciding to approve the renewal of the Investment Advisory Agreements, the Board and the independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board and the independent Trustees concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of Services — In reviewing the services provided by the Adviser, the Board discussed the services provided by the Adviser to the Funds under the Investment Advisory Agreements, including the experience of its key portfolio management and operational personnel; its overall financial strength and stability; and the overall general quality and depth of its organization. The Board also took into account the experience, capability and integrity of the Adviser’s senior management; its investment philosophy and processes, including its brokerage, trading and soft dollar practices; its disaster recovery and contingency planning; and its commitment and systems in place with regard to compliance with applicable laws and regulations.

Investment Performance — The Board assessed the performance of the Small-Cap Fund compared with its respective benchmark and the average of all funds in its peer group category (a “peer group”) selected based on asset size, investment style, load structure and Morningstar classification for the one-, three-, five- and ten-year periods ended July 31, 2008. The Board observed that the one-, three-, five-, and ten-year total returns for the Small-Cap Fund net of annualized expenses were under (with respect to the one-year period), slightly under (with respect to the three- and five-year period), and above (with respect to the ten-year period) the median total returns of the funds in the peer group for those periods. The Board also observed that absent the expense ratio of the

Small-Cap Fund, the Fund’s returns were above the five-year total returns and well above the ten-year total returns of the funds in the peer group for those periods. Regarding the Institutional Fund, the Trustees considered that although the Fund had underperformed the peer group for the one-, three-, five-, and ten-year periods ended July 31, 2008, management had since repositioned the portfolio for future growth. The Board and the independent Trustees concluded that the Adviser continued to provide high quality management and oversight services to the Funds.

Advisory Fees and Fund Expenses — The Board reviewed information regarding the advisory fees charged by the Adviser to the Funds and the total expenses of each Fund compared to those of the funds included in its peer group. The Board noted that even though the Adviser had waived certain fees with respect to the Funds, the expenses of each Fund after fee waivers were relatively high as a result of the small sizes of the Funds and the high level of due diligence conducted by the Adviser with respect to companies in the small cap sector. The Board considered the Adviser’s efforts to increase the Funds’ assets and decrease the Funds’ total expenses and encouraged the Adviser to continue to search for ways to reduce the Funds’ expenses.

Costs and Profits — The Board considered information prepared by the Adviser relating to its costs and profits with respect to the Funds, as well as the methodologies used to determine and allocate its costs to the Funds. The Board also considered the benefits to be received by the Adviser as a result of its relationship with the Funds, including its receipt of investment advisory fees and research, its ability to offer Fund products to its separate account clients, and other intangible benefits. The Board considered whether either Fund is likely to benefit from any economies of scale in the management of its portfolio in the event of growth in assets. Due to the relatively small asset size of each Fund, the Board concluded that the Adviser would not currently realize any significant economies of scale in acting as investment adviser to the Funds. However, they noted that the Funds’ assets could increase in the future due to the Adviser’s efforts.

Conclusions — Based on their review, including their consideration of each of the factors referred to above, the Board and the independent Trustees concluded that the compensation payable to the Adviser pursuant to the Investment Advisory Agreements is fair and reasonable in light of the services being provided by the Adviser to the respective Funds and their shareholders, and that renewal of the Investment Advisory Agreements was in the best interest of the Funds and their shareholders.

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 30 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2008 and held until October 31, 2008.

Actual Return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. If the transaction fees were included, your costs would be higher.

Stonebridge Institutional Small-Cap Growth Fund(1)

	Beginning	Ending	Expense Paid
	Account Value	Account Value	During Period*
	at 5/01/08	at 10/31/08	5/01/08 to 10/31/08
Actual Fund Return	$1,000	$509	$11.12
Hypothetical Fund Return	$1,000	$1,010	$14.81

*                 Expenses are equal to the Stonebridge Institutional Small-Cap Growth Fund’s annualized expense ratio of 2.93%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/366 (to reflect the half-year period).

(1)        Formerly named Stonebridge Small-Cap Growth Institutional Fund.

Stonebridge Small-Cap Growth Fund

	Beginning	Ending	Expense Paid
	Account Value	Account Value	During Period*
	at 5/01/08	at 10/31/08	5/01/08 to 10/31/08
Actual Fund Return	$1,000	$506	$15.26
Hypothetical Fund Return	$1,000	$1,005	$20.32

*                 Expenses are equal to the Stonebridge Small-Cap Growth Fund’s annualized expense ratio of 4.03%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/366 (to reflect the half-year period).

TRUSTEES AND OFFICERS (Unaudited)

October 31, 2008

The business affairs of Stonebridge Funds Trust (the “Trust”) are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” The Trust’s Statement of Additional Information includes additional information about the trustees and is available upon request by calling toll-free 1-800-639-3935.

INDEPENDENT TRUSTEES

Term of Office(2)
		and Length of	Principal Occupation(s)
Name,	Position(s)	Time Served /	During the Past 5 Years
Address(1)	Held with	Number of Funds	/ Other Directorships(3)
& Age	Funds	Overseen by Trustee	Held by Trustee

Selvyn B. Bleifer, MD	Trustee	Since November 1,	Physician, Cardiovascular
Born 1929		1998 / 2	Medical Group / None

Marvin Freedman	Trustee	Since November 1,	Retired Founding Partner,
Born 1925		1998 / 2	Freedman Broder &
Company Accountancy
Corporation, Certified
Public Accountants / None

Charles Haas	Trustee	Since November 1,	Retired motion picture and
Born 1913		1998 / 2	television director / None

William Taylor	Trustee	Since November 1,	Managing General Partner,
Born 1938		1998 / 2	Mountaineer Capital LP, (a
venture capital organization) /
Director, T.P.L., Inc. (an
advanced materials company).

INTERESTED TRUSTEES

Richard C. Barrett, CFA(4) (5)	Chairman of the	Since November 1,	President and Chairman
Born 1941	Board President	1998 / 2	of the Board, Stonebridge
	and Trustee		Capital Management, Inc. /
None

OFFICERS

Name, Address(1) & Age	Position(s) Held with Funds	Term of Office(2) and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Debra L. Newman(5)	Vice President,	Since	Vice President, Chief Financial
Born 1955	Treasurer and Chief Compliance Officer	November 1, 1998	Officer, Chief Compliance Officer, Secretary and Managing Director, Stonebridge Capital Management, Inc.

Matthew W. Markatos, CFA, CIC	Executive Vice	Since	Executive Vice President,
Born 1973	President and Managing Director	March 25, 2003	Stonebridge Capital Management, February 2000 to present.

Benjamin H. Lowe	Secretary	Since	Senior Fund Accountant,
Born 1978		September 27, 2005	Invesco Funds 2000 - 2003; Senior Fund Accountant, Founders Funds 2003 - 2005; Controller, ALPS Fund Services, Inc., 2005 to present.

(1)	Each Trustee and officer may be contacted by writing to the Trustee or officer, c/o Stonebridge Funds Trust, 1290 Broadway, Suite 1100, Denver, CO 80203.

(2)	Trustees hold office until they resign or their successors have been elected and qualified. Officers hold office until they resign or their successors have been appointed by the Board of Trustees.

(3)

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. “public companies”) or other investment companies registered under the 1940 Act.

(4)	Mr. Barrett is an “interested person” of the Trust by virtue of his position with the Adviser.

(5)	Mr. Barrett and Ms. Newman are married.

NOTES

October 31, 2008

NOTES

October 31, 2008

NOTES

October 31, 2008

OFFICERS AND TRUSTEES

Richard C. Barrett, CFA, Chairman,
Board of Trustees & President
Debra L. Newman, Vice President, Treasurer,
& Chief Compliance Officer
Matthew W. Markatos, CFA, Vice President
Selvyn B. Bleifer, M.D., Trustee
Marvin Freedman, Trustee
Charles F. Haas, Trustee
William H. Taylor II, Trustee
Benjamin H. Lowe, Secretary

INVESTMENT ADVISER

Stonebridge Capital Management, Incorporated
1801 Century Park East, Suite 1800
Los Angeles, California 90067

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

DISTRIBUTOR

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

TRANSFER AGENT

Boston Financial Data Services-Midwest
330 West 9th Street
Kansas City, Missouri 64105

CUSTODIAN

Fifth Third Bank
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, Ohio 45263

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
515 S. Flower Street
Los Angeles, California 90071

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report and its financial statements are submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Item 2.  Code of Ethics.

(a)   The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)   Not applicable.

(c)   During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)   During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)   Not applicable.

(f)    The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated. William H. Taylor, II, and Marvin Freedman as the Trust’s “audit committee financial experts,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of their qualifications.

Messrs. Taylor and Freedman are “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR

Item 4.  Principal Accountant Fees and Services.

(a)           Audit Fees:  For the Registrant’s fiscal years ended October 31, 2008 and October 31, 2007, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $32,000 and $30,000, respectively.

(b)           Audit-Related Fees:  For the Registrant’s fiscal years ended October 31, 2008 and October 31, 2007, the aggregate fees billed for professional services rendered by the principal accountant for the 17f-2 audit of the Registrant’s annual financial statements were $0 and $0, respectively.

(c)           Tax Fees:  For the Registrant’s fiscal years ended October 31, 2008 and October 31, 2007, aggregate fees of $4,400, and $4,400, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The fiscal year 2008 and 2007 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)           All Other Fees:  For the Registrant’s fiscal years ended October 31, 2008 and October 31, 2007, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)       Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2)       No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           The aggregate non-audit fees billed by the Registrant’s principle accountant for the fiscal years ended October 31, 2008 and October 31, 2007 were $0 and $4,200, respectively.

(h)           Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.   Controls and Procedures.

(a)   The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)   No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as EX-12.A.1.

(a)(2)   The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)   Not applicable.

(b)        The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STONEBRIDGE FUNDS TRUST

By:	/s/ Richard C. Barrett
Richard C. Barrett
President (Principal Executive Officer)

Date:	January 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Richard C. Barrett
Richard C. Barrett
President (Principal Executive Officer)

Date:	January 9, 2009

By:	/s/ Debra L. Newman
Debra L. Newman
Vice President and Treasurer
(Principal Financial Officer)

Date:	January 9, 2009